                                                                   EXHIBIT 10.19
                                                               Contract No. 9221


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                       ---------------------------------


WHEREAS, Algonquin Gas Transmission Company ("Algonquin"), a Delaware Corporation, and Boston Gas Company, ("Customer"), entered into a service agreement dated November 1, 1993, under Algonquin's Rate Schedule AFT-2;

WHEREAS, the Commission issued an order on July 8, 1994, approving a Stipulation and Agreement filed on March 1, 1994, as supplemented on April 25, 1994, in Docket Nos. RP93-14-000, et al. (the "S&A");

WHEREAS, Article III, Section 3 of the S&A provides that a customer under Rate Schedule AFT-2 has the option of converting such service to service under Rate Schedule AFT-1;

WHEREAS, Article III, Section 3 of the S&A provides that such conversion to Part 284 service shall not affect the rate that the converting customer shall pay, which shall be the rate the converting customer would otherwise have paid as a result of the S&A, under its prior service agreement;

WHEREAS, Customer provided Algonquin with written notice of its intention to convert to Rate Schedule AFT-1;

NOW, THEREFORE, this Agreement ("Agreement") is made and entered into this 1st day of December, 1994, by and between Algonquin and Customer.

In consideration of the premises and of the mutual covenants herein contained the parties do agree as follows:


                                   ARTICLE I
                              SCOPE OF AGREEMENT

1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-1, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

     Maximum Daily Transportation Quantity (MDTQ)      19,970 MMBtu
     Maximum Annual Transportation Quantity (MATQ)  7,289,050 MMBtu

                                                               Contract No. 9221


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                      -----------------------------------


1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                                  ARTICLE II
                               TERM OF AGREEMENT

2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending on and including October 31, 2012 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                  ARTICLE III
                                 RATE SCHEDULE

3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate specified under Rate Schedule AFT-1 for service resulting from the conversion of entitlements under former Rate Schedule AFT-2, nor less than the minimum rate under Rate Schedule AFT-1.

                                                               Contract No. 9221


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                      -----------------------------------

                                  ARTICLE III
                                 RATE SCHEDULE
                                  (Continued)

3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-1, (b) Algonquin's Rate Schedule AFT-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-1. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                  ARTICLE IV
                              POINT(S) OF RECEIPT

Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-1.

                                                                Contract No.9221


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                      -----------------------------------


                                   ARTICLE V
                             POINT(S) OF DELIVERY


Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery. Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-1.

                                  ARTICLE VI
                                   ADDRESSES

Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

     (a)  Algonquin: Algonquin Gas Transmission Company
                     1284 Soldiers Field Road
                     Boston, MA 02135
                     Attn:  John J. Mullaney
                            Vice President, Marketing

     (b)  Customer:  Boston Gas Company
                     One Beacon Street
                     Boston, MA 02108
                     Attn: William R. Luthern
                           Vice President, Gas Supply and Production


or such other address as either party shall designate by formal written notice.

                                                                Contract No.9221


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                      ----------------------------------

                                  ARTICLE VII
                                INTERPRETATION

     The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                 ARTICLE VIII
                          AGREEMENTS BEING SUPERSEDED

     When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto.

     Service Agreement No.9221 executed by Customer and Algonquin under Rate Schedule AFT-2 dated November 1, 1993.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.

                      ALGONQUIN GAS TRANSMISSION COMPANY


                      By: /s/ John J. Mullaney
                          ---------------------------------------

                      Title: VICE PRESIDENT MARKETING
                             ------------------------------------


                      BOSTON GAS COMPANY


                      By:    /s/ William R. Luthern
                             ------------------------------------
                             Vice President

                      Title: Gas Production, Supply & Engineering
                             ------------------------------------

                                                                Contract No.9221

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                      -----------------------------------


                                   EXHIBIT A
                              Point(s) of Receipt
                              -------------------

                            Dated: December 1, 1994

           To the service agreement under Rate Schedule AFT-1 between
              Algonquin Gas Transmission Company (Algonquin) and
          Boston Gas Company (Customer) concerning Point(s) of Receipt

    Primary               Maximum Daily              Maximum
    Point of           Receipt Obligation        Receipt Pressure
    Receipt                 (MMBtu)                   (Psig)
    --------           ------------------        ----------------
    Mendon, MA               19,970              At any pressure requested
                                                 by Algonquin but not in
                                                 excess of 750 Psig.

Signed for Identification

Algonquin: /s/ John J. Mullaney
           -----------------------
Customer:  /s/ William R. Luthern
           -----------------------

                                                               Contract No. 9221


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                      -----------------------------------

                                   EXHIBIT B
                             Point(s) of Delivery
                             --------------------

                            Dated: December 1, 1994

           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
         Boston Gas Company (Customer) concerning Point(s) of Delivery

    Primary                      Maximum Daily             Minimum
    Point of                Delivery Obligation      Delivery Pressure
    Delivery                      (MMBtu)                  (Psig)
    --------                -------------------      -----------------
    Norwood, MA                    3,994                     75
    East Braintree, MA             9,985                    125
    Wellesley, MA                  5,991                     60

Signed for Identification

Algonquin: /s/ John J.Mullaney
           -----------------------
Customer:  /s/ William R. Luthern
           -----------------------